UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2013

Speedemissions, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-49688	33-0961488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1015 Tyrone Road, Suite 220, Tyrone, Georgia 30290
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (770) 306-7667

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On April 22, 2013, Gerald Amato notified the Board of Directors of his resignation as a director of Speedemissions, Inc. (the "Company"), effective immediately.  Mr. Amato's resignation did not result from any disagreements with the Company over matters relating to operations, policies, or practices.  The Company thanks Mr. Amato for his service as a member of the board of directors of the Company since June 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEEDEMISSIONS, INC. a Florida corporation

Dated: April 29, 2013	By:	/s/ Richard A. Parlontieri
Richard A. Parlontieri
President and Chief Executive Officer